UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement

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TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

52 E. 83RD STREET,

NEW YORK CITY, NY 10028

TO BE HELD ON JUNE 17, 2026

Dear Translational Development Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting of Translational Development Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Translational Development,” “we,” “us” or “our”), which will be held on June 17, 2026, at 10:00 a.m. Eastern Time (the “Extraordinary General Meeting”) at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States, and virtually via live webcast at https://www.cstproxy.com/tdac/2026.

The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business Translational Development will conduct at the Extraordinary General Meeting and provide information about Translational Development that you should consider when you vote your shares. As set forth in the attached Proxy Statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Translational Development’s Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 20, 2024, (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from June 24, 2026 (the “Deadline Date”) to June 24, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend Translational Development’s investment management trust agreement, dated as of December 23, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the trust account (the “Trust Account”) the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the “Extension Payment”) until June 24, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension Amendment and Extension or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

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Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the Proxy Statement. Please take the time to read carefully each of the proposals in the Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension Amendment. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate at the end of the applicable completion window.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal is to allow Translational Development additional time and flexibility to complete an initial business combination. If Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal would allow shareholders to consider whether to approve an extension and, if approved, would allow Translational Development additional time to complete an initial business combination.

As previously disclosed, on May 27, 2026, we entered into an Agreement and Plan of Merger (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement”) with Prologium Holding Inc., a Cayman Islands exempted company with limited liability (“ProLogium”), PLG Merger Sub 1, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of ProLogium (“Merger Sub 1”), and PLG Merger Sub 2, a Cayman Islands exempted company with limited liability and a wholly-owned direct subsidiary of ProLogium (“Merger Sub 2”), pursuant to which, subject to the terms and conditions set forth therein, the parties would consummate the transactions contemplated by the Business Combination Agreement (the “Proposed Business Combination”).

Although we have entered into the Business Combination Agreement, the Board believes that the Deadline Date will not provide sufficient time to complete the Proposed Business Combination. The Board believes the Extension is advisable to provide additional time to complete the Proposed Business Combination. There can be no assurance that the Proposed Business Combination will be consummated, and, if the Proposed Business Combination is not consummated, the Extension would also provide additional time for us to complete another initial Business Combination.

Currently, we have until the Deadline Date, to consummate a Business Combination. The Board has determined that it is in the best interests of the Company to seek an extension of the Deadline Date and have the Company shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Deadline Date will not provide sufficient time to complete a Business Combination. Given our commitment of time, effort and financial resources to date with respect to the Proposed Business Combination, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension Amendment and Extension are implemented, there is no assurance that we will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

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As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

The redemption price per Public Share will be based on the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, as determined in accordance with the Existing Charter and the Trust Agreement. Translational Development believes that such redemption right enables holders of Public Shares to determine whether to continue their investment if Translational Development does not complete an initial business combination within the current completion window.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, then, as promptly as reasonably possible but not more than ten business days thereafter, Translational Development will redeem the Public Shares and, as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Proposed Business Combination

On May 27, 2026, we entered into the Business Combination Agreement with ProLogium, Merger Sub 1 and Merger Sub 2. Pursuant to the Business Combination Agreement, immediately following the Recapitalization described therein and upon the terms and subject to the conditions set forth in the Business Combination Agreement, Merger Sub 1 will merge with and into Translational Development, with Translational Development surviving as a wholly-owned subsidiary of ProLogium (the “First Merger”). Immediately following the First Merger, Translational Development, as the surviving company of the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 surviving as a wholly-owned subsidiary of ProLogium (the “Second Merger,” and together with the First Merger, the “Mergers”).

At the First Merger Effective Time, each issued and outstanding Class A ordinary share of Translational Development, other than shares held by shareholders who have validly exercised dissenters’ rights, will be cancelled in exchange for the right to receive one ProLogium Class A ordinary share. Each warrant of Translational Development will cease to represent a right to acquire Class A ordinary shares of Translational Development and will convert into a warrant to acquire ProLogium Class A ordinary shares on the same terms. Following the closing, ProLogium is expected to be named “ProLogium Technology” and to list on Nasdaq under the ticker symbol “PRLG.”

The parties expect the Proposed Business Combination to close in the second half of 2026, subject to shareholder approvals, regulatory approvals and other customary closing conditions.

Closing conditions under the Business Combination Agreement include, among others, Nasdaq listing approval for the ProLogium Class A ordinary shares and warrants, no order prohibiting the transactions, approval by our shareholders, approval by ProLogium shareholders, effectiveness of ProLogium’s registration statement on Form F-4, Translational Development having at least $5,000,001 of net tangible assets following redemptions and after giving effect to the Mergers, and completion of the Recapitalization. The obligations of ProLogium and the acquisition entities are also conditioned on the Company extending its deadline to consummate a business combination beyond the Deadline Date and the Available Cash, as defined in the Business Combination Agreement, being at least $250,000,000.

Concurrently with the execution of the Business Combination Agreement, our sponsor entered into a Sponsor Letter Agreement pursuant to which it agreed, among other things, to vote in favor of the Proposed Business Combination and proposals to extend our deadline to consummate a business combination, not to redeem its shares in connection with the Proposed Business Combination or the Extension, to waive certain dissenters’, appraisal or similar rights, and to comply with certain transfer restrictions, including a 12-month lock-up following consummation of the Proposed Business Combination.

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Subject to the foregoing, approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on May 19, 2026 (the “Record Date”) as the date for determining Translational Development shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. Holders of warrants do not have voting rights.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented and you do not elect to redeem all of your Public Shares, you will retain the right to vote on any future initial business combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in connection with any such business combination or if Translational Development has not consummated an initial business combination by the end of the applicable completion window, as extended. There is no guarantee that we will complete the Proposed Business Combination or any other initial business combination within any extended period.

WE ARE NOT ASKING YOU TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and implemented and the Proposed Business Combination is submitted to our shareholders, you will receive a separate proxy statement/prospectus and will have the right to vote on the Proposed Business Combination and to redeem your remaining Public Shares in connection with that vote, subject to the terms of the Existing Charter and applicable law.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal (if required) are in the best interests of Translational Development and its shareholders, and has declared them advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Translational Development’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Translational Development—Interests of the Initial Shareholders” in the accompanying Proxy Statement.

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Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Translational Development urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person or online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board

Michael B. Hoffman

Chief Executive Officer and Chairman

May 27, 2026

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. The presence, in person (including virtually) or by proxy, of holders of one-third of the Company’s issued and outstanding Ordinary Shares entitled to vote as of the Record Date will constitute a quorum for the conduct of business at the Extraordinary General Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M., EASTERN TIME ON JUNE 15, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 17, 2026. This notice of meeting and the accompanying Proxy Statement are being made available on or about May 27, 2026.

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NOTICE OF EXTRAORDINARY GENERAL MEETING

OF TRANSLATIONAL DEVELOPMENT ACQUISITION CORP

TO BE HELD ON JUNE 17, 2026

To the Shareholders of Translational Development Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the Extraordinary General Meeting of the shareholders of Translational Development Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Translational Development,” “we,” “us” or “our”), will be held on June 17, 2026 at 10:00 a.m. Eastern Time, at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States, and virtually via live webcast at https://www.cstproxy.com/tdac/2026.

You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting upon, and if thought fit, passing and approving the following resolutions, as more fully described below in this Proxy Statement, which is dated May 27, 2026 and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Translational Development’s Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 20, 2024, (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from June 24, 2026 (the “Deadline Date”) to June 24, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend Translational Development’s investment management trust agreement, dated as of December 23, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the trust account (the “Trust Account”) the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the “Extension Payment”) until June 24, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Please take the time to read carefully each of the proposals in the accompanying Proxy Statement before you vote. Approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are conditions to the implementation of the Extension and Extension Amendment. Pursuant to the Existing Charter, we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the board of directors (the “Board”). Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to amend the Existing Charter and may liquidate on the Deadline Date.

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The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Translational Development additional time and flexibility to complete our previously announced Business Combination.

On May 27, 2026, we entered into the Business Combination Agreement with ProLogium, Merger Sub 1 and Merger Sub 2, pursuant to which, subject to the terms and conditions set forth therein, the parties would consummate the Proposed Business Combination. The Extension is intended to provide additional time to consummate the Proposed Business Combination. However, there can be no assurance that the Proposed Business Combination will be consummated, and, if the Proposed Business Combination is not consummated, the Extension would also provide additional time for us to complete another initial Business Combination.

The Board anticipates that the Company may not be able to consummate a business combination by the Deadline Date, the Company may, by resolution of directors, at the request of the sponsor, extend the period of time to consummate a business combination up to twelve (12) times, with each extension comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing additional funds into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

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As contemplated by the Existing Charter, in the event that any amendment is made to the Existing Charter to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders Public Shares (the “Public Shareholders”) may elect to redeem their Public Shares upon the approval of any such amendment to the Existing Charter in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions in the accompanying Proxy Statement. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Existing Charter, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then, in the absence of the Company’s consent, any such shares in excess of that 15% limit would not be redeemed for cash.

The redemption price per Public Share will be based on the aggregate amount then on deposit in the Trust Account, including interest not previously released to Translational Development to pay its taxes, divided by the number of then outstanding Public Shares. Translational Development believes that such redemption right enables holders of Public Shares to determine whether to continue their investment if Translational Development does not complete an initial business combination within the current completion window.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, Translational Development will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price payable in cash equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and the Board, dissolve and liquidate, subject in each case to Cayman Islands law and the Company’s obligations to creditors.

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Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to Continental Stock Transfer & Trust Company (the “Trustee” or “transfer agent”) including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Translational Development redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time on June 15, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal. If the Extension Amendment and the corresponding Trust Agreement Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

Only holders of record of Ordinary Shares on the Record Date are entitled to vote at the Extraordinary General Meeting or any adjournment thereof.

The Board recommends that Translational Development shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and, if necessary, “FOR” the Adjournment Proposal.

By Order of the Board of Directors of Translational Development Acquisition Corp.

Michael B. Hoffman
Chief Executive Officer and Chairman

10

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Translational Development’s current views with respect to, among other things, its capital resources and results of operations. Likewise, Translational Development’s financial statements and all of Translational Development’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

Forward-looking statements in this Proxy Statement include, without limitation, statements regarding the Proposed Business Combination, the expected structure and timing of the Mergers, the anticipated name and Nasdaq listing of the post-closing company, the expected filing of a registration statement on Form F-4, the ability of the parties to obtain shareholder approvals and satisfy closing conditions, and our ability to complete the Proposed Business Combination or another initial Business Combination within the applicable completion window.

The forward-looking statements contained in this Proxy Statement reflect Translational Development’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. Translational Development does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Translational Development’s ability to complete a Business Combination, including approval by the shareholders of Translational Development;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of the Public Shares and other securities of Translational Development;

●	the use of funds not held in the Trust Account or available to Translational Development from interest income on the Trust Account balance;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect Translational Development’s good faith beliefs, they are not guarantees of future performance. Translational Development disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause Translational Development’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Translational Development’s Prospectus, as filed with the SEC on December 23, 2024. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Translational Development.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this Proxy Statement?

A.	Translational Development is a blank check company incorporated in the Cayman Islands on April 19, 2022, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Translational Development’s registration statement on Form S-1 for its initial public offering was declared effective on December 20, 2024. On December 24, 2024, Translational Development consummated its initial public offering of 17,250,000 units, which includes the full exercise of the underwriter’s over-allotment option. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $172,500,000.

Simultaneously with the closing of the Initial Public Offering, the Sponsor and BTIG purchased an aggregate of 7,075,000 Private Placement Warrants (4,850,000 Private Placement Warrants purchased by the Sponsor and 2,225,000 Private Placement Warrants purchased by BTIG), at a price of $1.00 per Private Placement Warrant from the Company in a private placement, generating gross proceeds of $7,075,000. Each whole Private Placement Warrant is exercisable for one whole Class A ordinary share at a price of $11.50 per share.

A total of $174,225,000 net proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Like most blank check companies, the Existing Charter provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Deadline Date.

You are receiving this Proxy Statement because the Board is asking shareholders to consider the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal described in the accompanying Proxy Statement.

The Board has determined that it is in the best interests of Translational Development to seek an extension of the existing completion window and have Translational Development shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to allow additional time to consummate an initial business combination. However, even if those proposals are approved and implemented, there is no assurance that Translational Development will be able to consummate an initial business combination within the applicable completion window, as extended.

Q.	When and where is the Extraordinary General Meeting?

A.	The Extraordinary General Meeting will be held on June 17, 2026, at 10:00 a.m. Eastern Time at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States, and virtually via live webcast by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on your proxy card.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.	Any registered shareholder at the Record Date wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting at https://www.cstproxy.com/tdac/2026. You can virtually attend the Extraordinary General Meeting via the internet by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	Translational Development shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—The Extension Amendment Proposal

Proposal No. 2—The Trust Agreement Amendment Proposal

Proposal No. 3—The Adjournment Proposal

Q.	Are the proposals conditioned on one another?

A.	Approval of the Extension Amendment Proposal and Trust Agreement Amendment Proposal are conditions to the implementation of the Extension Amendment. Pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate at the end of the applicable completion window.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented and one or more Translational Development shareholders elect to redeem their Public Shares, Translational Development will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the Trust Account for Translational Development’s use in connection with consummating an initial business combination within the applicable completion window, as extended.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, Translational Development will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price payable in cash equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and the Board, dissolve and liquidate, subject in each case to Cayman Islands law and the Company’s obligations to creditors.

The Sponsor and all of Translational Development’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Translational Development’s warrants, which will expire worthless in the event Translational Development dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is Translational Development proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	The Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying Business Combinations(s) consummated on or before the Deadline Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Translational Development additional time and flexibility to complete our initial Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Translational Development shareholders who do not wish to extend the Deadline Date with the opportunity to exercise their redemption rights earlier than they would if Translational Development liquidated on the Deadline Date and (ii) allow those Translational Development shareholders who wish for Translational Development to continue its search for a Business Combination to remain shareholders.

The Board believes that the current completion window may not provide sufficient time to complete the Proposed Business Combination and that shareholders will benefit from additional time to evaluate and, if appropriate, complete the Proposed Business Combination or any other initial business combination.

On May 27, 2026, we entered into the Business Combination Agreement with ProLogium, Merger Sub 1 and Merger Sub 2. The Board believes that the current completion window may not provide sufficient time to complete the Proposed Business Combination because, among other things, the Proposed Business Combination is subject to the satisfaction or waiver of multiple conditions, including shareholder approvals, effectiveness of ProLogium’s Form F-4 registration statement, Nasdaq listing approval, our continued satisfaction of the $5,000,001 net tangible asset condition and us extending our deadline to consummate a business combination beyond the Deadline Date and the Available Cash, as defined in the Business Combination Agreement, being at least $250,000,000.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Translational Development shareholders, Translational Development may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or otherwise to provide additional time to effectuate those amendments. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

You are not being asked to vote on an initial business combination at this time. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and implemented, and you do not elect to redeem all of your Public Shares, you will retain the right to vote on any future initial business combination when and if it is submitted to shareholders and the right to redeem your remaining Public Shares for cash in connection with any such business combination or if Translational Development has not consummated an initial business combination by the end of the applicable completion window, as extended.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.	The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of one-third of the outstanding Ordinary Shares entitled to vote as of the Record Date shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person or by proxy, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.	Translational Development believes its shareholders will benefit from Translational Development consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period from the Deadline Date, up to twelve (12) times for an additional one (1) month each time up to June 24, 2027. The Board believes that the current Deadline Date will not provide sufficient time to complete a Business Combination. Given Translational Development’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Translational Development will be able to consummate a Business Combination by the Deadline Date, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to US$100,000 of interests to pay dissolution expenses) and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.	Translational Development believes shareholders will benefit from allowing additional time to complete an initial business combination and is proposing the Trust Agreement Amendment Proposal so that the Trust Agreement may be conformed to the Extension Amendment Proposal.

The Board believes that it is in the best interests of Translational Development shareholders and Translational Development that the Trust Agreement be amended so that, if the Extension Amendment Proposal is approved, the Trust Agreement may be conformed to that extension.

Without the Trust Agreement Amendment Proposal, Translational Development may be unable to implement the Extension Amendment Proposal even if shareholders approve the Extension Amendment Proposal.

The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.	If the Adjournment Proposal is not approved by Translational Development shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.	See “Beneficial Ownership of Securities” and “Extraordinary General Meeting of Translational Development—Interests of the Initial Shareholders” for ownership and interests information.

See “Beneficial Ownership of Securities” for information regarding the ownership of Ordinary Shares by the Sponsor, directors and officers.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Extraordinary General Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether such proposal is approved.

However, if you fail to attend the Extraordinary General Meeting in person or by proxy, or if you do attend the Extraordinary General Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Extraordinary General Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal are approved, and your Ordinary Shares that are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal or the Trust Agreement Amendment Proposal are not approved?

A.	If there are insufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, Translational Development may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of those proposals.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, Translational Development will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price payable in cash equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and the Board, dissolve and liquidate, subject in each case to Cayman Islands law and the Company’s obligations to creditors.

The Sponsor and the officers, directors and the initial shareholders of Translational Development waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to Translational Development’s warrants, which will expire worthless in the event Translational Development dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal is approved, what happens next?

A.	If the Extension Amendment Proposal is approved, then the proposed amendment to Translational Development’s Amended and Restated Memorandum and Articles of Association in substantially the form that appears in Annex A hereto will be adopted with effect in accordance with Cayman Islands law and Translational Development will continue its efforts to consummate an initial business combination within the applicable completion window, as extended.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Translational Development held by Translational Development’s officers, directors, the Sponsor and its affiliates. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate at the end of the applicable completion window.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.	Yes. Whether you vote for or against the Extension Amendment Proposal, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

●	Sending a later-dated, signed proxy card addressed to Translational Development’s Chief Executive Officer located at Translational Development Acquisition Corp., 52 E. 83rd Street, New York, New York 10028, Attn: Michael B. Hoffman, so that it is received by Translational Development’s Chief Executive Officer on or before the Extraordinary General Meeting; or

●	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to Translational Development’s Chief Executive Officer, which must be received by Translational Development’s Chief Executive Officer on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.	Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” votes and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes will have no effect on the outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.	Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.	No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. Translational Development believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank or other nominee, they may deliver a proxy card expressly indicating that they are not voting your shares. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of Translational Development shareholders necessary to hold a valid meeting. Our Existing Charter defines a quorum as the holders, present in person (including virtually) or represented by proxy, of one-third of the Ordinary Shares entitled to vote at the Extraordinary General Meeting.

Accordingly, a Translational Development shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.	If you were a holder of record of Ordinary Shares on May 19, 2026, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on June 16, 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that each proposal is in the best interests of Translational Development and its shareholders. The Board recommends that Translational Development shareholders vote “FOR” each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, if presented.

Q.	What interests do Translational Development’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.	Translational Development’s Sponsor, directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Translational Development—Interests of the Initial Shareholders” in this Proxy Statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to Translational Development shareholders in connection with the Extension Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.	The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.	Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of the proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.	You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A and Annex B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.	In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, Translational Development shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Translational Development to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 23, 2024, filed in connection with the IPO. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate on the Deadline Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are implemented. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)	(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)	submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Translational Development redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time on June 15, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not implemented, the Public Shares will be returned to the respective holder, broker or bank. The address of Translational Development’s transfer agent is listed under the question “Who can help answer my questions?” below. Translational Development requests that any requests for redemption include the identity of the beneficial owner making such request, including such beneficial owner’s legal name, phone number and address.

A physical share certificate will not be needed if your shares are delivered to Translational Development’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Translational Development’s transfer agent will need to act to facilitate the request. It is Translational Development’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Translational Development does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Translational Development’s consent, until a vote is taken with respect to the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?” below.

Translational Development shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment and Trust Agreement Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.	You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.	Translational Development will pay the cost of soliciting proxies for the Extraordinary General Meeting. Translational Development will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Translational Development may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card you should contact:

Translational Development Acquisition Corp.

52 E. 83rd Street

New York, New York 10028

Tel: (917) 979-3072

You may also contact the proxy solicitor for Translational Development at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: TDAC.info@investor.sodali.com

To obtain timely delivery, Translational Development shareholders must request the materials no later than June 10, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Translational Development from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time on June 15, 2026 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF TRANSLATIONAL DEVELOPMENT

This Proxy Statement is being provided to Translational Development shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Translational Development shareholders to be held on June 17, 2026, and at any adjournment thereof. This Proxy Statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about May 27, 2026 to all shareholders of record of Translational Development as of May 19, 2026, the Record Date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time on June 17, 2026, at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States and virtually via live webcast by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Translational Development shareholders will consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Translational Development’s Amended and Restated Memorandum and Articles of Association as adopted by special resolution dated December 20, 2024, (the “Existing Charter”) by adopting an amendment to the Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from June 24, 2026 (the “Deadline Date”) to June 24, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred. The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal”;

Proposal No. 2—Trust Agreement Amendment Proposal—A proposal to further amend Translational Development’s investment management trust agreement, dated as of December 23, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the trust account (the “Trust Account”) the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the “Extension Payment”) until June 24, 2027 (assuming a Business Combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon the consummation of a Business Combination (the “Trust Agreement Amendment Proposal”);

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension Amendment and Extension (the “Adjournment Proposal”).

Voting Power; Record Date

As a shareholder of Translational Development, you have a right to vote on certain matters affecting Translational Development. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on May 19, 2026, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of one-third of the outstanding Ordinary Shares entitled to vote as of the Record Date shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person or virtually, your shares will not be counted for purposes of determining whether a quorum is present and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires the affirmative vote required by the Trust Agreement. The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, meaning the affirmative vote of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

On the Record Date, the Sponsor, Translational Development’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,657,500 Founder Shares held by the Sponsor and the officers and directors of Translational Development, representing approximately 21.26% of Translational Development’s issued and outstanding Ordinary Shares. The Sponsor and BTIG, LLC also purchased an aggregate of 7,075,000 Private Placement Warrants in connection with Translational Development’s initial public offering; however, holders of warrants do not have voting rights. Accordingly, assuming all outstanding Ordinary Shares are present and vote at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 9,947,500 Public Shares, or approximately 57.67% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. Approval of the Trust Agreement Amendment Proposal requires, pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Assuming all outstanding Ordinary Shares are present and vote at the Extraordinary General Meeting, then in addition to the Founder Shares, we will need 9,947,500 Public Shares, or approximately 57.67% of the Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, assuming all outstanding Ordinary Shares are present and vote at the Extraordinary General Meeting, then in addition to the Founder Shares, we will need 6,296,251 Public Shares, or approximately 36.50% of the Public Shares outstanding, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that Translational Development will not be able to complete an initial business combination within the time period currently provided in the Existing Charter or within any extended period if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If Translational Development fails to complete an initial business combination within the applicable completion window, it will be required to redeem the Public Shares and, subject to Cayman Islands law and the Company’s obligations to creditors, dissolve and liquidate.

Voting Your Shares—Shareholders of Record

If you are a Translational Development shareholder of record, you may vote in person, by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting in Person. If you are a holder of record of Ordinary Shares on the Record Date, you may attend the Extraordinary General Meeting held at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on June 16, 2026.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Translational Development. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Continental Stock Transfer & Trust Company. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: Spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., New York Time, on June 16, 2026.

You will receive a confirmation of your registration by email after Translational Development receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/tdac/2026 and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Translational Development encourages you to access the Extraordinary General Meeting prior to the start time, leaving ample time for the check-in process.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 a.m. Eastern Time, on June 17, 2026, at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States and virtually via live webcast at https://www.cstproxy.com/tdac/2026. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Translational Development’s Chief Executive Officer in writing to Translational Development Acquisition Corp., 52 E. 83rd Street, New York, New York 10028, Attention: Michael B. Hoffman, before the Extraordinary General Meeting that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Existing Charter, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this Proxy Statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, please contact Translational Development at the address and telephone number set forth below.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension and Extension Amendment, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Translational Development to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus, dated December 23, 2024, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate on the Deadline Date.

Pursuant to our Existing Charter, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension Amendment and the corresponding Trust Agreement Amendment are consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Translational Development redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time on June 15, 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal or the Trust Agreement Amendment Proposal. If the Extension Amendment and the corresponding Trust Agreement Amendment are not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Translational Development’s transfer agent is listed under the question “Who can help answer my questions?” above. Translational Development requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to Translational Development’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Translational Development’s transfer agent will need to act to facilitate the request. It is Translational Development’s understanding that shareholders should generally be allowed at least one week to obtain physical certificates from the transfer agent. However, because Translational Development does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Translational Development’s consent, until a vote is taken with respect to the Extension Amendment and the corresponding Trust Agreement Amendment, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?” above.

Translational Development shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved and the Extension Amendment and the corresponding Trust Agreement Amendment are effected.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $183.3 million as of the Record Date. Prior to their exercising redemption rights, Translational Development shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Translational Development, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, Translational Development will be required to redeem the Public Shares and, subject to Cayman Islands law and the Company’s obligations to creditors, dissolve and liquidate. In that event, Translational Development’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Translational Development shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Proxy Solicitation Costs

Translational Development is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. Translational Development may solicit proxies directly and may ask banks, brokers and other institutions, nominees and fiduciaries to forward this Proxy Statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Translational Development will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials. Translational Development will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this Proxy Statement and the related proxy materials to Translational Development shareholders. Directors, officers and employees of Translational Development who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. Translational Development’s directors are aware of and will consider these interests, among other matters, in evaluating these proposals, in recommending to shareholders that they approve these proposals. Shareholders should take these interests into account in deciding whether to approve these proposals. These interests include, among other things:

●	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and Translational Development does not complete an initial business combination within the applicable completion window, Translational Development will redeem the Public Shares and, subject to Cayman Islands law and the Company’s obligations to creditors, dissolve and liquidate. In such event, the Founder Shares held by the Sponsor and certain of Translational Development’s directors and officers would be worthless because the holders are not entitled to participate in any redemption or liquidating distribution with respect to those Founder Shares.

●	Simultaneously with the closing of the Initial Public Offering, the Sponsor and BTIG purchased an aggregate of 7,075,000 Private Placement Warrants (4,850,000 Private Placement Warrants purchased by the Sponsor and 2,225,000 Private Placement Warrants purchased by BTIG), at a price of $1.00 per Private Placement Warrant from the Company in a private placement, generating gross proceeds of $7,075,000. Each whole Private Placement Warrant is exercisable for one whole Class A ordinary share at a price of $11.50 per share. The Private Placement Warrants and Class A ordinary shares underlying the Private Placement Warrants will become worthless if Translational Development does not consummate a business combination by the Deadline Date or such later date that may be approved by Translational Development shareholders in accordance with the Existing Charter.

●	The Sponsor and Translational Development’s directors and officers paid significantly less for their Founder Shares than other Public Shareholders paid for their Public Shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $0.006 per share, the aggregate market value of the Founder Shares alone would be approximately equal to the initial investment in the Company by the Sponsor and Translational Development’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Deadline Date, the Sponsor, officers and directors will lose their entire investment in us.

●	With certain limited exceptions, the Founder Shares and Private Placement Warrants (and underlying securities) will not be transferable or saleable (i) in the case of the Founder Shares, until the earlier of (A) six months after the completion of our initial business combination or earlier if, subsequent to our initial business combination, the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (B) the date following the completion of our initial business combination on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property and (ii) in the case of the Private Placement Warrants (and underlying securities), until 30 days after the completion of our initial business combination. The Sponsor’s and BTIG, LLC’s directors and officers own the Private Placement Warrants. If the Extension Amendment Proposal is not approved and the Company liquidates without completing its Business Combination before the Deadline Date, the securities underlying the Private Placement Warrants will be worthless.

●	Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of interest that may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act.

●	The Existing Charter contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with Translational Development but were not offered due to a Translational Development director’s duties to another entity. Translational Development does not believe that the waiver of the corporate opportunity doctrine in its Existing Charter interfered with its ability to identify an acquisition target.

●	In connection with the Proposed Business Combination, our sponsor entered into the Sponsor Letter Agreement, pursuant to which our sponsor agreed, among other things, to attend meetings, vote all of its shares in favor of the Proposed Business Combination and proposals to extend our deadline to consummate a business combination, not redeem its shares in connection with the Proposed Business Combination or the Extension, waive certain dissenters’, appraisal or similar rights, waive any anti-dilution adjustment to which it may otherwise be entitled and subject its Founder Shares to a 12-month post-closing lock-up. These arrangements may give our sponsor interests in the Extension and the Proposed Business Combination that differ from, or are in addition to, those of Public Shareholders.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and Translational Development consummates an initial Business Combination, the officers and directors of Translational Development may have additional interests as described in the Proxy Statement for such transaction.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Translational Development is a blank check company incorporated in the Cayman Islands on April 19, 2022, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 24, 2024, Translational Development consummated its initial public offering of 17,250,000 units, which includes the full exercise of the underwriter’s over-allotment option. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $172,500,000.

Simultaneously with the closing of the Initial Public Offering, the Sponsor and BTIG purchased an aggregate of 7,075,000 Private Placement Warrants (4,850,000 Private Placement Warrants purchased by the Sponsor and 2,225,000 Private Placement Warrants purchased by BTIG), at a price of $1.00 per Private Placement Warrant from the Company in a private placement, generating gross proceeds of $7,075,000. Each whole Private Placement Warrant is exercisable for one whole Class A ordinary share at a price of $11.50 per share.

Like most blank check companies, the Existing Charter provides for the return of the offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying initial business combination consummated within the completion window.

Translational Development is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from the Deadline Date up to twelve (12) times for an additional one (1) month each time up to June 24, 2027, by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of Translational Development is attached to this Proxy Statement as part of Annex A.

The Proposed Business Combination

On May 27, 2026, we entered into the Business Combination Agreement with ProLogium, Merger Sub 1 and Merger Sub 2. Pursuant to the Business Combination Agreement, among other transactions and subject to the terms and conditions contained therein, the parties will consummate the First Merger and the Second Merger. In the First Merger, Merger Sub 1 will merge with and into Translational Development, with Translational Development surviving as a wholly-owned subsidiary of ProLogium. Immediately thereafter, in the Second Merger, Translational Development, as the surviving company of the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 surviving as a wholly-owned subsidiary of ProLogium.

At the First Merger Effective Time, each issued and outstanding Class A ordinary share of Translational Development, other than shares held by shareholders who have validly exercised dissenters’ rights, will be cancelled in exchange for the right to receive one ProLogium Class A ordinary share. Each warrant of Translational Development will cease to represent a right to acquire Class A ordinary shares of Translatioanal Development and will convert into a warrant to acquire ProLogium Class A ordinary shares on the same terms. The post-closing company is expected to be named “ProLogium Technology” and to list on Nasdaq under the ticker symbol “PRLG.”

The Business Combination Agreement contains customary covenants of the parties, including covenants relating to ProLogium’s preparation and filing of a registration statement on Form F-4 containing a proxy statement/prospectus, our solicitation of shareholder approval for the Proposed Business Combination, non-solicitation obligations, the Extension, and the parties’ efforts to obtain subscription agreements for a PIPE or backstop financing.

The obligations of the parties to consummate the Proposed Business Combination are subject to customary closing conditions and other conditions, including, among others, Nasdaq listing approval for the ProLogium Class A ordinary shares and warrants, no governmental order prohibiting the transactions, approval by our shareholders, approval by ProLogium’s shareholders, effectiveness of the registration statement on Form F-4, Translational Development having at least $5,000,001 of net tangible assets following redemptions and after giving effect to the Mergers, and completion of the Recapitalization. In addition, the obligations of ProLogium and the acquisition entities are conditioned on us extending its deadline to consummate a business combination beyond the Deadline Date and the Available Cash, as defined in the Business Combination Agreement, being at least $250,000,000.

The Business Combination Agreement may be terminated under certain circumstances, including by mutual written consent, if the closing has not occurred on or before March 31, 2027, if a final and non-appealable governmental order permanently prohibiting the transactions has been issued, upon certain breaches, if our shareholders do not approve the Proposed Business Combination, or by ProLogium if we do not extend its deadline to consummate a business combination beyond the Deadline Date.In connection with the Business Combination Agreement, certain related agreements were entered into or are contemplated, including the Sponsor Letter Agreement, a ProLogium shareholder voting agreement, lock-up agreements with certain ProLogium shareholders and management holders, and a registration rights agreement. The Sponsor Letter Agreement includes our sponsor’s agreement to vote in favor of the Proposed Business Combination and proposals to extend our deadline to consummate a business combination, not to redeem in connection with the Proposed Business Combination or the Extension, and to comply with a 12-month lock-up. The lock-up agreements described in the Current Report on Form 8-K include lock-up periods of 18 months for ProLogium’s founder and his controlled entity, 12 months for certain management holders and six months for certain other ProLogium shareholders.

In connection with the Proposed Business Combination, ProLogium is expected to file a registration statement on Form F-4 with the SEC that will include a proxy statement of Translational Development and a prospectus of ProLogium. After the registration statement is declared effective, a definitive proxy statement/prospectus will be mailed to our shareholders. Our shareholders should read the proxy statement/prospectus and other documents relating to the Proposed Business Combination when they become available because they will contain important information about the Proposed Business Combination. This Proxy Statement does not constitute a solicitation of any vote or approval with respect to the Proposed Business Combination.

Reasons for the Extension Amendment Proposal

The Existing Charter currently provides that Translational Development has until the Deadline Date to complete an initial Business Combination. Translational Development and its officers and directors agreed that they would not seek to amend the Existing Charter to allow for a longer period of time to complete a Business Combination unless Translational Development provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Translational Development to seek an extension of the Deadline Date and have Translational Development shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Deadline Date will not provide sufficient time to complete a Business Combination. Given Translational Development’s commitment of time, effort and financial resources to date with respect to negotiating and entering into the Business Combination Agreement and pursuing the Proposed Business Combination, circumstances warrant providing Public Shareholders with additional time and opportunity to consider the Proposed Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension and Extension Amendment are implemented, there is no assurance that Translational Development will be able to consummate the Proposed Business Combination or any other initial Business Combination by June 24, 2027, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of twelve (12) additional one-month extension periods to consummate the Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any (less up to US$100,000 of interest to pay dissolution expenses), and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.

The Extension Amendment Proposal is essential to allowing Translational Development additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Deadline Date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension and Extension Amendment. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if the Extension Amendment Proposal is approved, Translational Development may nevertheless choose not to amend the Existing Charter and may liquidate on the Deadline Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and Translational Development does not complete an initial business combination within the time period currently provided in the Existing Charter, Translational Development will redeem the Public Shares and, subject to Cayman Islands law and the Company’s obligations to creditors, dissolve and liquidate.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the Founder Shares held by them. There will be no distribution from the Trust Account with respect to Translational Development’s warrants, which will expire worthless if Translational Development fails to complete an initial business combination within the completion window.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the proposed amendment to Translational Development’s Amended and Restated Memorandum and Articles of Association, in substantially the form that appears in Annex A hereto, will be adopted and Translational Development will continue its efforts to consummate an initial business combination within the applicable completion window, as extended.

You are not being asked to vote on an initial business combination at the Extraordinary General Meeting. If the Extension Amendment Proposal is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any future initial business combination submitted to shareholders and to redeem your Public Shares in connection with any such business combination, subject to the terms of the Existing Charter and applicable law.

WE ARE NOT ASKING YOU TO VOTE ON THE PROPOSED BUSINESS COMBINATION AT THIS TIME. If the Proposed Business Combination is submitted to our shareholders, you will be asked to vote on the Proposed Business Combination at a separate meeting and will have the right to redeem your remaining Public Shares in connection with that vote, subject to the terms of the Existing Charter and applicable law.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension Amendment and the Trust Agreement Amendment, each Public Shareholder may seek to redeem all or a portion of its Public Shares.

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion applies only to Public Shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

●	the Sponsor or our directors and officers;

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market method of accounting;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired Public Shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

●	persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on net investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Public Shares pursuant to an exercise of redemption rights will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares. If there are no remaining shares, a U.S. Holder should consult its tax adviser as to the allocation of remaining basis.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Public Shares are readily tradable on an established securities market in the United States or (ii) Public Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2025, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Public Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Public Shares.

Distributions in excess of our current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year at the time of disposition. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and net gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “start-up year”), if (i) no predecessor of the corporation was a PFIC; (ii) the corporation satisfies the IRS that it will not be a PFIC for either of the two taxable years following the start-up year; and (iii) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us is uncertain and will not be known until after the close of our current taxable year (or possibly not until after the close of the first two taxable years following our start-up year, as described under the start-up exception). After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the start-up exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year, however, will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Public Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares; and

●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Public Shares;

●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, meaning the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof.

See “Beneficial Ownership of Securities” for information regarding the ownership of Ordinary Shares by the Sponsor, directors and officers.

Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001.

Full Text of Resolution

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set forth in Annex A to this Proxy Statement.

Recommendation of the Board

THE BOARD RECOMMENDS THAT TRANSLATIONAL DEVELOPMENT SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of Translational Development and what he, she or they may believe is in the best interests of our shareholders.

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement, as amended (the “Trust Agreement”), dated as of December 23, 2024, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 (the “Trust Agreement Amendment”) by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date (the “Trust Agreement Amendment Proposal”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Consequences if the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment Proposal is not approved and the Company does not consummate an initial business combination on or before the Deadline Date, Translational Development will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Vote Required for Approval

Subject to the foregoing, pursuant to the Trust Agreement, the affirmative vote of at least two-thirds (2/3) of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof, voting together as a single class, will be required to approve the Trust Agreement Amendment Proposal.

The Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. In addition, pursuant to the Existing Charter, Translational Development may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

“It is resolved that Translational Development’s investment management trust agreement, dated as of December 23, 2024 (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time up to June 24, 2027 by providing five (5) days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the trust account (the “Trust Account”), for each one-month extension, the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the “Extension Payment”) until June 24, 2027 pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this Proxy Statement.”

Recommendation of the Board

THE BOARD RECOMMENDS THAT TRANSLATIONAL DEVELOPMENT SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Translational Development—Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension and Extension Amendment. The Adjournment Proposal will only be presented to Translational Development shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension and Extension Amendment.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Translational Development shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a simple majority of the ordinary shares represented in person or by proxy and voted at the Extraordinary General Meeting or any adjournment thereof. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, Translational Development’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 4,657,500 Founder Shares held by the Sponsor and the officers and directors of Translational Development, representing approximately 21.26% of Translational Development’s issued and outstanding Ordinary Shares. Accordingly, assuming all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, then in addition to the Founder Shares, we will need 6,296,251 Public Shares, or approximately 36.50% of the Public Shares outstanding. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, or the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, either: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, the Extension Amendment and the Trust Agreement Amendment; or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).”

Recommendation of the Board

THE BOARD RECOMMENDS THAT TRANSLATIONAL DEVELOPMENT SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Translational Development—Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our prospectus, as filed with the SEC on December 23, 2024, and in other reports we file with the SEC before making a decision to vote on the proposals described in this Proxy Statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension Amendment and Extensions will enable us to complete an initial Business Combination.

Approving the Extension Amendment and Extension involves a number of risks. Even if the Extension Amendment and Extensions are approved, we can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the Extended Date, June 24, 2027. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension and Extension Amendment are satisfied or waived, we expect to continue to seek to consummate the Proposed Business Combination and, if necessary, any other initial Business Combination, and shareholder approval of any such Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension, Extension Amendment, or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, Extension Amendment, and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

There are no assurances that we will complete the Proposed Business Combination.

Even though we have entered into the Business Combination Agreement, we can provide no assurance that the Proposed Business Combination will be consummated. The Proposed Business Combination is subject to numerous conditions, including shareholder approvals, the effectiveness of ProLogium’s registration statement on Form F-4, Nasdaq listing approval, Translaional Development having at least $5,000,001 of net tangible assets following redemptions and after giving effect to the Mergers, completion of the Recapitalization, us extending our deadline to consummate a business combination beyond the Deadline Date and the Available Cash, as defined in the Business Combination Agreement, being at least $250,000,000. The Business Combination Agreement may also be terminated under certain circumstances, including if the closing has not occurred on or before March 31, 2027 or if we do not extend our deadline to consummate a business combination beyond the Deadline Date. Accordingly, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, there can be no assurance that we will complete the Proposed Business Combination or any other initial Business Combination within the applicable completion window.

The SEC has recently adopted new rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted new rules (the “SPAC Rules”), relating to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”), such as the Company, and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”). Certain of the procedures that the Company, a potential business combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SEC’s views expressed in the SPAC Rules, may increase the costs and the time required to consummate a business combination, and may constrain the circumstances under which the Company could complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities,

each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company with the SEC;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our Initial Public Offering is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our primary business objective, which is a Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Amended and Restated Memorandum and Articles of Association, as amended, to modify (A) the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination by the Deadline Date, or if we decide to extend the period of time to consummate our Business Combination, by June 24, 2027 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent a Business Combination, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the Public Shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a Business Combination. If we are unable to complete our initial business combination, our public shareholders may receive only approximately $10.00 per share on the liquidation of our Trust Account and our Warrants will expire worthless. In certain circumstances, our public shareholders may receive less than $10.00 per share on the redemption of their shares.

We may not be able to complete our initial Business Combination with a foreign target if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us with any foreign target (including, but not limited to, a Singapore target), we may not be able to consummate an initial Business Combination with such target.

For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States. CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in a jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.

As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Translational Development’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Translational Development’s Ordinary Shares, by:

●	each person known by Translational Development to be the beneficial owner of more than 5% of Translational Development’s outstanding Ordinary Shares;

●	each of Translational Development’s executive officers and directors that beneficially owns Ordinary Shares; and

●	all Translational Development’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options, rights, and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 21,907,500 outstanding shares (including 17,250,000 Public Shares and 4,657,500 Founder Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this Proxy Statement.

Unless otherwise indicated, Translational Development believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
	Number of		Number of		Approximate
	Shares	Approximate	Shares	Approximate	Percentage of
	Beneficially	Percentage of	Beneficially	Percentage of	Total Outstanding
Name and Address of Beneficial Owner(1)	Owned	Class	Owned(2)	Class	Ordinary Shares
TDAC Partners LLC(2)(3)(4)	—	—	4,657,500	100%	21.26%
Michael B. Hoffman(3)	—	—	4,657,500	100%	21.26%
Avanindra C. Das(3)	—	—	4,657,500	100%	21.26%
E. Premkumar Reddy	—	—	—	—	—
Curtis T. Keith	—	—	—	—	—
Matthew A. Kestenbaum	—	—	—	—	—
Christopher Jarratt	—	—	—	—	—
All officers and directors as a group (six persons)	—	—	4,657,500	100%	21.26%
Other 5% Shareholders
Magnetar Financial LLC(5)	1,300,000	7.53%	—	—	5.93%
Wolverine Asset Management, LLC(6)	1,557,134	9.03%	—	—	7.10%
AQR Capital Management, LLC(7)	1,099,989	6.38%	—	—	5.02%

1) Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o Translational Development Acquisition Corp., 52 E. 83rd Street, New York, New York 10028.

2) Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination, and may be converted at any time prior to our initial Business Combination, at the option of the holder, on a one-for-one basis, subject to adjustment.

3) TDAC Partners LLC, our sponsor, is the record holder of such Ordinary Shares. Michael B. Hoffman and Avanindra C. Das are the managing members of our Sponsor and each holds voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Mr. Hoffman and Mr. Das each disclaims any beneficial ownership of the securities held of record by the Sponsor other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

4) The non-managing sponsor investors purchased through the Sponsor, an aggregate of 3,250,000 Private Placement Warrants at a price of $1.00 per warrant ($3,250,000 in the aggregate); subject to each non-managing sponsor investor purchasing, through our Sponsor, the Private Placement Warrants allocated to it in connection with the closing of IPO, the Sponsor issued membership interests at a nominal purchase price to the non-managing sponsor investors at the closing of the IPO reflecting interests in an aggregate of 2,339,130 Founder Shares held by the Sponsor. The non-managing sponsor investors are not granted any shareholder or other rights in addition to those afforded to our other public shareholders, and will only be issued membership interests in the Sponsor, with no right to control our sponsor or vote or dispose of any securities held by the Sponsor, including the Founder Shares held by the Sponsor.

5) Based on a Schedule 13G filed on January 29, 2025, by (a) Magnetar Constellation Master Fund, Ltd, a Cayman Islands exempted company, (b) Magnetar Xing He Master Fund Ltd, a Cayman Islands exempted company, (c) Magnetar SC Fund Ltd, a Cayman Islands exempted company, (d) Purpose Alternative Credit Fund Ltd, a Cayman Islands exempted company, (e) Magnetar Structured Credit Fund, LP, a Delaware limited partnership, (f) Magnetar Alpha Star Fund LLC, a Delaware limited liability company, (g) Magnetar Lake Credit Fund LLC, a Delaware limited liability company, and (h) Purpose Alternative Credit Fund - T LLC, a Delaware limited liability company (collectively, the “Magnetar Funds”). Magnetar Financial LLC, a Delaware limited liability company, serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial LLC exercises voting and investment power over the ordinary shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP, a Delaware limited partnership, serves as the sole member and parent holding company of Magnetar Financial LLC. Supernova Management LLC, a Delaware limited liability company, is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is David J. Snyderman, a United States citizen. The principal address of each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

6) Based on a Schedule 13G/A filed on October 10, 2025, Wolverine Asset Management, LLC, Wolverine Trading Partners, Inc., Wolverine Holdings, L.P., Christopher L. Gust and Robert R. Bellick. The business address is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

7) Based on a Schedule 13G/A filed on May 14, 2025 by AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC. The business address of each reporting person is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.

HOUSEHOLDING INFORMATION

Unless Translational Development has received contrary instructions, Translational Development may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if Translational Development believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Translational Development’s expenses. However, if shareholders prefer to receive multiple sets of Translational Development’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both shareholders would like to receive only a single set of Translational Development’s disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact Translational Development at the following address:

Translational Development Acquisition Corp.

52 E. 83rd Street

New York, New York 10028

(917) 979-3072

●	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Translational Development files annual, quarterly and current reports, Proxy Statements and other information with the SEC as required by the Exchange Act. Translational Development’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Translational Development’s filings with the SEC (excluding exhibits) at no cost by contacting Translational Development at the address and/or telephone number below.

In connection with the Proposed Business Combination, ProLogium is expected to file a registration statement on Form F-4 with the SEC, which will include our proxy statement and a prospectus of ProLogium. After the registration statement is declared effective, a definitive proxy statement/prospectus will be mailed our shareholders. Our shareholders and other interested persons are urged to read the preliminary proxy statement/prospectus, any amendments thereto, the definitive proxy statement/prospectus and any other documents filed with the SEC in connection with the Proposed Business Combination when they become available because they will contain important information about Translational Development, ProLogium and the Proposed Business Combination.

If you would like additional copies of this Proxy Statement or Translational Development’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Translational Development at the following address:

Translational Development Acquisition Corp.

52 E. 83rd Street

New York, New York 10028

(917) 979-3072

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or collect at (203) 658-9400 (for banks and brokers), or by emailing TDAC.info@investor.sodali.com. You will not be charged for any of the documents that you request.

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Translational Development shareholder and would like to request documents, please do so by June 10, 2026, or five (5) business days prior to the date of the Extraordinary General Meeting. If you request any documents from Translational Development, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO

THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

[date]

RESOLVED, as a special resolution, that:

(i)	Article 49.7 of the Amended and Restated Memorandum and Articles of Association of the Company as adopted by special resolution passed on December 20, 2024 (the “Existing Memorandum and Articles”) be deleted in its entirety and replaced as follows:

49.7	The Company has until 24 June 2026 (the “Deadline Date”) to consummate a Business Combination, provided however that if the board of directors of the Company anticipates that the Company may not be able to consummate a Business Combination by 24 June 2026, the Company may, by resolution of Directors, at the request of the Sponsor, extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional one (1) month, for a total of up to twelve (12) months from the Deadline Date to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account upon five (5) days’ advance notice prior to the applicable deadline as set out in the Trust Agreement and referred to in the Company’s Registration Statement on Form 8-A as filed with the Securities and Exchange Commission. In the event that the Company does not consummate a Business Combination by the Deadline Date (or twelve (12) months after the Deadline Date (subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

(ii)	Article 49.8 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

49.8	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 49.2(b) or 49.5; or

A-1

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Deadline Date (or twelve (12) months after the Deadline Date pursuant to Article 49.7 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.

(iii)	Article 49.10 of the Existing Memorandum and Articles be deleted in its entirety and replaced as follows:

49.10	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond the Deadline Date or twelve (12) months after the Deadline Date pursuant to Article 49.7 (subject in the latter case to valid extensions having been made in each case); or

(B)	amend the foregoing provisions of these Articles,

unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.

A-2

ANNEX B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

This Amendment (this “Amendment”), dated as of [___], 2026, to the Original Trust Agreement (as defined below), is made by and between Translational Development Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 23, 2024 (the “Original Trust Agreement”);

WHEREAS, Section 1(i) of the Original Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company held on June 17, 2026 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend Translational Development’s Amended and Restated Memorandum and Articles of Association, dated as of December 20, 2024 (the “Existing Charter”) to extend the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from June 24, 2026 (the “Deadline Date”) to June 24, 2027, with each extension comprised of one month (each an “Extension”) for a total of twelve (12) months after the Deadline Date (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time from the Deadline Date to June 24, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the Trust Account the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and, in the case of Exhibit B, up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) June 24, 2027 or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. The Original Trust Agreement is hereby amended by adding Exhibit E as follows:

B-1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

6201 12th Avenue

New York, NY 11219

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account – Extension Letter

Ladies and Gentlemen:

Pursuant to the Investment Management Trust Agreement between Translational Development Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 23, 2024 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from ________ to ________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension, which will be wired to you, into the Trust Account investments upon receipt.

This is the [first/second/third/fourth/fifth/sixth/seventh/eighth/ninth/tenth/eleventh/twelfth] of up to 12 Extension Letters.

Very truly yours,
Translational Development Acquisition Corp.

By:
Name:
Title:

cc: BTIG LLC

3. All other provisions of the Original Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

By:
Name:
Title:

FORM OF PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Hoffman, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of Translational Development Acquisition Corp. to be held on June 17, 2026 at 10:00 a.m. Eastern Time, at the offices of Venable LLP located at 151 W. 42nd Street, 49th Floor, New York, New York, United States and virtually via live webcast at https://www.cstproxy.com/tdac/2026, or at any adjournments and/or postponements thereof (the “Extraordinary General Meeting”). Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution, that the amendment to Translational Development’s Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on December 20, 2024 (the “Existing Charter”) in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”), which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) up to twelve (12) times from June 24, 2026 (the “Deadline Date”) to June 24, 2027, each by an additional one (1) month (each an “Extension”) for a total of twelve (12) months after the Deadline Date, assuming a Business Combination has not occurred, be adopted with immediate effect.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - It is resolved that the Translational Development’s investment management trust agreement, dated as of December 23, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the Deadline Date up to twelve (12) times for an additional one (1) month each time up to June 24, 2027 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the Trust Account, for each one-month extension, the lessor of $200,000 or $0.03 per outstanding public share for each one-month extension two (2) days prior to such Extension (the “Extension Payment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the Proxy Statement.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the Extraordinary General Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~